SEMIANNUAL
                                     REPORT
                                 April 30, 1999



WARBURG PINCUS INSTITUTIONAL FUND, INC.

     o VALUE PORTFOLIO
     o SMALL COMPANY VALUE PORTFOLIO
     o SMALL COMPANY GROWTH PORTFOLIO
     o POST-VENTURE CAPITAL PORTFOLIO


More complete information about the portfolios, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.



                         [WARBURG PINCUS FUNDS GRAPHIC]

From time to time, the portfolios' investment adviser and co-administrator may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

The views of the portfolios' management are as of the date of the letters and holdings described in this document are as of April 30, 1999; these views and holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

WARBURG PINCUS INSTITUTIONAL FUND -- VALUE PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1999
--------------------------------------------------------------------------------

                                                                   June 15, 1999

Dear Shareholder:

  For the six months ended April 30, 1999, Warburg Pincus Institutional Fund -- Value Portfolio had a gain of 20.85%, vs. a gain of 22.32% for the S&P 500 Index.* The portfolio's one-year return through April 30, 1999 was 11.65%. Its since-inception (on June 30, 1997) average annual total return through April 30, 1999 was 20.65%.

  The period was a positive one for the U.S. stock market as a whole. Buoyed by better-than-expected economic data and continued subdued inflation, most major domestic stock indexes rallied to finish the six months standing at or near all-time highs. Notably, while a relatively small group of large-cap growth stocks paced the market's advance through most of the period, investors "rotated" heavily toward value-type stocks (including recently out-of-favor cyclical stocks) in April. This may or may not imply a longer-term trend, but we view the recent broadening of the market's rally as a welcome development, and a sign that investors are focusing more intensely on valuations, both on an absolute and relative basis.

  Against this backdrop, the portfolio had a positive return, performing roughly in line with its benchmark. The portfolio trailed its benchmark by a fairly significant margin through much of the six months, but ended the period on a strong note, reflecting the April rally in value stocks.

  We made no noteworthy changes to the portfolio during the period in terms of broad strategies. We continued to emphasize companies with good cash flows and improving longer-term earnings potential, due, for example, to a restructuring or to the launch of new products or services. In terms of sector strategies, we remained well-diversified, seeing little incentive to aggressively overweight any particular areas. That said, we significantly increased our weighting in the financial area, with a particular focus on bank stocks. We took advantage of weakness in the area (largely caused by concerns, late last year, that slowing economic growth would have a negative impact on credit quality) to add a number of bank stocks we deemed to be attractively priced.

  We also raised our exposure to cyclical stocks, primarily by adding to our weighting in the capital-equipment sector. Stocks we purchased included agricultural-equipment manufacturers that we judged to have improving earnings prospects.

------------------
* The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.

WARBURG PINCUS INSTITUTIONAL FUND -- VALUE PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1999 (CONT'D)
--------------------------------------------------------------------------------

  Sector weightings we lowered during the period included food, beverages & tobacco, reflecting our valuation-based decision to eliminate certain positions here as well as our desire to further increase our weighting in cyclical-type stocks. Another area we de-emphasized was the telecommunications & equipment sector, also due to generally high valuations in the sector.

  Looking ahead, we believe that, the market's generally high valuations notwithstanding, many attractive investment opportunities exist. In this context, we will continue to strive to identify stocks that we deem to be fundamentally undervalued, based on factors such as price-to-book and debt-to-equity ratios.

Brian S. Posner
Portfolio Manager

WARBURG PINCUS INSTITUTIONAL FUND -- SMALL COMPANY VALUE PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1999
--------------------------------------------------------------------------------

                                                                   June 15, 1999

Dear Shareholder:

  For the six months ended April 30, 1999, Warburg Pincus Institutional Fund -- Small Company Value Portfolio had a gain of 1.21%, vs. a gain of 15.17% for the Russell 2000 Index.* The portfolio's one-year return through April 30, 1999 was -22.34%. Its since-inception (on October 31, 1997) average annual total return through April 30, 1999 was -13.28%.

  The reporting period was a difficult one for the portfolio's holdings and, more broadly, the underfollowed small-capitalization stocks targeted by the portfolio. While investors warmed to small caps collectively, thanks to three Federal Reserve interest-rate cuts late last year, they focused almost exclusively on the group's better-known growth stocks, especially its technology names. (The growth component of the Russell 2000 Index outperformed the value component by about 20 percentage points during the period.) This preference for growth stocks clearly hampered the portfolio (though small-cap value stocks did manage to finish the period on a bright note). Also weighing on the portfolio was weakness in certain areas, most specifically the financial area, which was hindered by growing fears that a strong economy would prompt the Federal Reserve to reverse course and raise short-term rates.

  The portfolio's disappointing performance for the six months not-withstanding, we believe that adherence to strict value disciplines stands to benefit investors over time. In this context, we made no material changes to the portfolio during the period in terms of broad strategies. We remained focused on underfollowed, undervalued stocks that we believe stand to receive wider market recognition over the longer term, due, e.g., to improving cash flows.

  With respect to sector allocation, we made few significant changes to the portfolio through the period, though we did make a number of adjustments. One was to increase our exposure to consumer stocks, broadly defined. We added several consumer-type stocks we deemed to represent good value against an improving economic backdrop.

------------------

* The Russell 2000 Index is an unmanaged index (with no defined investment objective) of approximately 2,000 small-cap stocks, includes reinvestment of dividends, and is compiled by Frank Russell Company.

WARBURG PINCUS INSTITUTIONAL FUND -- SMALL COMPANY VALUE PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1999 (CONT'D)
--------------------------------------------------------------------------------

  We also purchased several energy stocks, an area we largely avoided throughout 1998 due to our concerns regarding commodity prices. Our decision to add some energy exposure reflected our more-positive view of the industry's fundamentals (specifically, the stabilization of oil prices early this year and the prospects for production cuts by both OPEC and non-OPEC countries). Our focus here was on oil-services companies specializing in maintenance services (which tend to have more-stable cash flows compared to companies that focus on, for example, rig construction).

  Looking ahead, we are optimistic regarding the longer-term prospects for small-cap stocks, both in absolute and relative terms. Notably, valuations on these stocks remain historically compelling compared to those on large-cap stocks. In addition, the earnings outlook for most of these companies appears likely to remain healthy, at minimum, supported by the strong economy. Set within this environment, we will continue to strive to identify underfollowed stocks we deem to have the best longer-term appreciation potential, focusing on factors such as price-to-book and price-to-cash flow ratios.

Kyle F. Frey
Portfolio Manager

  Investing in small companies entails special risk considerations. These are detailed in the Prospectus, which should be read carefully before investing.

WARBURG PINCUS INSTITUTIONAL FUND -- SMALL COMPANY GROWTH PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1999
--------------------------------------------------------------------------------

                                                                   June 15, 1999

Dear Shareholder:

  For the six months ended April 30, 1999, Warburg Pincus Institutional Fund -- Small Company Growth Portfolio had a gain of 13.58%, vs. a gain of 25.74% for the Russell 2000 Growth Index.* The portfolio's one-year return through April 30, 1999 was -14.88%. Its since-inception (on December 29, 1995) average annual total return through April 30, 1999 was 12.09%. Note: Effective March 31, 1999, Elizabeth B. Dater and Sammy Oh serve as Co-Portfolio Managers of the portfolio. Stephen J. Lurito, formerly Portfolio Manager, continues to serve as Co-Portfolio Manager.

MANAGER COMMENTARY

  Small-cap stocks rallied during the six months, supported by a buoyant domestic economy, a series of Federal Reserve interest-rate cuts, and a perception that financial conditions abroad were improving. All told, this increased investors' willingness to assume more risk in pursuit of potentially higher longer-term rewards, to the benefit of small caps, in particular growth-oriented small caps.

  Against this backdrop, the portfolio had a positive return, yet trailed its benchmark for the six months. The portfolio performed roughly in line with its benchmark through much of the period, but lagged in April, due largely to its avoidance of certain larger-cap Internet stocks that finished the period on a strong note. While this clearly hampered the portfolio, we continued to view those stocks as expensive based on their long-term growth prospects.

  We made few material changes to the portfolio during the period with respect to overall strategies. We continued to emphasize companies offering productivity-enhancing products and services (including outsourcing services), as well as those standing to benefit from higher levels of discretionary income. In terms of sector/industry emphasis, our largest areas of concentration remained the technology, business-services, leisure & entertainment and communications areas. One sector weighting we lowered was financial services, reflecting profit-taking in specific issues.

  Looking ahead, we remain optimistic regarding the longer-term prospects for small-cap stocks, for several reasons. Foremost, despite the group's recent

------------------
* The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.

WARBURG PINCUS INSTITUTIONAL FUND -- SMALL COMPANY GROWTH PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1999 (CONT'D)
--------------------------------------------------------------------------------
rally, valuations on small caps remain well below those on large-cap stocks. Buttressing these valuations is the potential for a brighter earnings picture, given the ongoing health of the U.S. economy (most small-cap companies are domestically oriented businesses, in contrast to large-cap companies, many of which derive a substantial portion of their revenues from overseas operations). Set within this environment, we will continue to strive to identify stocks that we deem to have the best long-term growth prospects.

Stephen J. Lurito            Elizabeth B. Dater           Sammy Oh
Co-Portfolio Manager         Co-Portfolio Manager         Co-Portfolio Manager

  Investing in small companies entails special risk considerations. These are detailed in the Prospectus, which should be read carefully before investing.

WARBURG PINCUS INSTITUTIONAL FUND -- POST-VENTURE CAPITAL PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1999
--------------------------------------------------------------------------------

                                                                   June 15, 1999

Dear Shareholder:

  For the six months ended April 30, 1999, Warburg Pincus Institutional Fund -- Post-Venture Capital Portfolio (the "Portfolio") had a gain of 22.53%, vs. gains of 25.74% for the Russell 2000 Growth Index,* 25.47% for the Russell 2500 Growth Index** and 33.62% for the NASDAQ Industrial Index.*** The portfolio's one-year total return through April 30, 1999 was -9.56%. Its since-inception (on October 31, 1997) average annual total return through April 30, 1999 was 0.56%. Note:
Effective March 31, 1999, Stephen J. Lurito and Christopher M. Nawn no longer serve as Co-Portfolio Manager and Associate Co-Portfolio Manager, respectively. Robert S. Janis, formerly Associate Portfolio Manager, joins Elizabeth B. Dater as Co-Portfolio Manager.

MANAGER COMMENTARY

  The period was a positive one for the smaller-cap and aggressive-growth stocks targeted by the portfolio, buoyed by growing optimism regarding global financial markets and a related increase in investors' risk tolerance. The portfolio benefited from this relatively favorable backdrop, and good performances from the portfolio's technology, communications and media holdings in particular. One weak spot for the portfolio, in relative terms at least, was the financial area, which was hampered somewhat by fears of rising interest rates.

  We made no noteworthy changes to the portfolio during the period in terms of broad strategies, remaining focused on well-financed, well-managed companies offering breakthrough products and services. That said, we made several notable sector-weighting adjustments, foremost an increase in our exposure to the communications & media and telecommunications &

------------------
  * The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater- than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.

 ** The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book values and higher forecasted growth rates. The Russell 2500 Index is composed of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 2500 Index represents approximately 22% of the total market capitalization of the Russell 3000 Index.
*** The NASDAQ Industrial Index measures the stock price performance of more than 3,000 industrial issues included in the NASDAQ OTC Composite Index. The NASDAQ OTC Composite Index represents 4,500 stocks traded over the counter.

WARBURG PINCUS INSTITUTIONAL FUND -- POST-VENTURE CAPITAL PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1999 (CONT'D)
--------------------------------------------------------------------------------
equipment sectors. This largely reflected our desire to further extend our already-significant Internet theme.

  Other notable sector weightings continued to include financial services, where we maintained a mix of asset-management and insurance companies; computers, where we remained biased toward domestically oriented software companies; and business services. We lowered our weighting in the last area, however, reflecting profit-taking in certain stocks as well as our desire to take advantage of opportunities we saw developing elsewhere.

  Going forward, we remain positive on the collective prospects for stocks of post-venture-capital companies. (We define a post-venture capital company as one that has received venture-capital financing either during the early stages of the company's existence or the development of a new product or service, or as part of a restructuring or recapitalization. The investment of venture-capital financing, distribution of securities to venture-capital investors or initial public offering, whichever is later, will have been made within 10 years of the portfolio's investment.) As ever, we will continue to devote our efforts to identifying those companies we deem to have best long-term prospects.

Elizabeth B. Dater                          Robert S. Janis
Co-Portfolio Manager                        Co-Portfolio Manager

  Because of the nature of the portfolio's holdings and certain strategies it may use, an investment in the portfolio involves certain risks and may not be appropriate for all investors. The Prospectus contains more complete information on the special risk considerations associated with post-venture-capital investments. It should be read carefully before investing.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
STATEMENT OF NET ASSETS
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                      NUMBER
                                                        OF
                                                      SHARES             VALUE
                                                     ---------         ---------

Aerospace & Defense (4.1%)
 Boeing Co.                                              4,400        $  178,750
 Gulfstream Aerospace Corp.+                             7,500           365,625
 Litton Industries, Inc.+                                7,200           450,900
 Raytheon Co. Class A                                   10,500           726,469
                                                                      ----------
                                                                       1,721,744
                                                                      ----------
Banks & Savings & Loans (8.5%)
 Bank One Corp.                                         15,300           902,700
 Citigroup, Inc.                                         5,100           383,775
 Comerica, Inc.                                         12,900           839,306
 Compass Bancshares, Inc                                 5,300           144,425
 UnionBanCal Corp.                                       6,400           218,400
 Wachovia Corp.                                          5,500           483,312
 Washington Mutual, Inc                                 15,900           653,887
                                                                      ----------
                                                                       3,625,805
                                                                      ----------
Building & Building Materials (1.5%)
 USG Corp.+                                             11,100           647,962
                                                                      ----------
Business Services (0.9%)
 WPP Group PLC                                          45,200           399,543
                                                                      ----------
Capital Equipment (8.6%)
 AlliedSignal, Inc.                                      5,200           305,500
 American Standard Cos., Inc.+                           9,900           452,925
 Case Corp.                                             13,200           457,050
 Deere & Co.                                             7,200           309,600
 Emerson Electric Co.                                    3,700           238,650
 Federal-Mogul Corp.                                    11,100           487,012
 Ingersoll-Rand Co.                                     11,000           761,062
 ITT Industries, Inc.                                    6,100           219,600
 Kennametal, Inc.                                        2,500            66,406
 Navistar International Corp.+                           6,900           360,956
                                                                      ----------
                                                                       3,658,761
                                                                      ----------
Chemicals (2.8%)
 Dow Chemical Co.                                        3,200           419,800
 Ferro Corp.                                            13,000           359,937
 Rhone Poulenc SA ADR
   Series A                                              8,800           414,700
                                                                      ----------
                                                                       1,194,437
                                                                      ----------

                                                      NUMBER
                                                        OF
                                                      SHARES             VALUE
                                                     ---------         ---------
Computers (7.2%)
 BMC Software, Inc.+                                   16,800         $  723,450
 COMPAQ Computer Corp.                                  7,800            174,037
 Hewlett-Packard Co.                                    9,000            709,875
 International Business Machines
   Corp                                                 3,600            753,075
 Unisys Corp.+                                         22,200            697,912
                                                                      ----------
                                                                       3,058,349
                                                                      ----------
Conglomerates (1.1%)
 Harsco Corp.                                          14,000            459,375
                                                                      ----------
Consumer Durables (2.0%)
 Ford Motor Co.                                        13,100            837,581
                                                                      ----------
Consumer Non-Durables (0.8%)
 Premark International, Inc.                            8,800            323,950
                                                                      ----------
Energy (7.6%)
 Amerada Hess Corp.                                     7,900            450,300
 BP Amoco PLC
   Sponsored ADR                                        7,800            882,862
 Royal Dutch Petroleum Co. ADR                         22,500          1,320,469
 Total SA ADR                                           5,000            340,000
 Union Pacific
   Resources Group, Inc.                               17,800            249,200
                                                                      ----------
                                                                       3,242,831
                                                                      ----------
Environmental Services (2.7%)
 Allied Waste
   Industries, Inc.+                                   14,800            261,775
 Waste Management, Inc.                                15,300            864,450
                                                                      ----------
                                                                       1,126,225
                                                                      ----------
Financial Services (11.1%)
 Ace, Ltd.                                              4,200            127,050
 American Express Co.                                   1,100            143,756
 Countrywide Credit
   Industries, Inc.                                    11,100            502,969
 FINOVA Group, Inc.                                     5,600            270,550
 Household International, Inc.                         13,500            679,219
 Lehman Brothers Holdings, Inc.                         8,700            483,394
 MBIA, Inc.                                            10,300            692,675
 MGIC Investment Corp                                   9,700            471,056


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                      NUMBER
                                                        OF
                                                      SHARES             VALUE
                                                     ---------         ---------

COMMON STOCKS (CONT'D)
Financial Services (cont'd)
 Old Republic
   International Corp.                                  10,600        $  207,362
 PMI Group, Inc.                                        12,800           714,400
 Terra Nova (Bermuda)
   Holdings, Ltd. Class A                               14,600           327,587
 Waddell & Reed
   Financial, Inc.                                       4,700           106,044
                                                                      ----------
                                                                       4,726,062
                                                                      ----------
Food, Beverages & Tobacco (4.8%)
 Anheuser-Busch
   Companies, Inc.                                       4,400           321,750
 Corn Products
   International, Inc.+                                  8,800           254,100
 Heinz (H.J.) Co.                                        4,400           205,425
 Keebler Foods Co.+                                     14,300           459,387
 Philip Morris Cos., Inc.                               22,500           788,906
                                                                      ----------
                                                                       2,029,568
                                                                      ----------
Healthcare (3.7%)
 Baxter International, Inc.                              7,700           485,100
 Tenet Healthcare Corp.+                                12,300           290,587
 Trigon Healthcare, Inc.+                               12,000           381,000
 Wellpoint Health
   Networks, Inc.+                                       5,700           400,425
                                                                      ----------
                                                                       1,557,112
                                                                      ----------
Industrial Manufacturing &
 Processing (3.5%)
 Dana Corp.                                              4,700           221,488
 Eaton Corp.                                             3,700           339,244
 Raychem Corp.                                           5,200           137,475
 UNOVA, Inc.+                                           59,100           801,544
                                                                      ----------
                                                                       1,499,751
                                                                      ----------
Metals & Mining (1.8%)
 Alcoa, Inc.                                            12,400           771,900
                                                                      ----------
Office Equipment & Supplies (0.6%)
 Pitney Bowes, Inc.                                      3,400           237,788
                                                                      ----------
Oil Services (1.7%)
 Baker Hughes, Inc.                                      9,700           289,788
 Halliburton Co.                                         6,400           272,800
 Weatherford
   International, Inc.+                                  4,200           142,275
                                                                      ----------
                                                                         704,863
                                                                      ----------

                                                      NUMBER
                                                        OF
                                                      SHARES             VALUE
                                                     ---------         ---------

Real Estate (0.5%)
 Equity Residential
   Properties Trust                                      4,400        $  203,500
                                                                      ----------
Retail (7.6%)
 Consolidated Stores Corp.+                             12,700           436,563
 Federated Department Stores, Inc.+                      8,900           415,519
 May Department Stores Co.                              10,600           422,013
 OfficeMax, Inc.+                                       17,100           173,138
 Payless ShoeSource, Inc.+                               4,100           198,594
 Ross Stores, Inc.                                      13,900           638,531
 Saks, Inc.+                                             9,800           277,463
 Sears, Roebuck and Co.                                  7,200           331,200
 TJX Cos., Inc.                                          9,300           309,806
                                                                      ----------
                                                                       3,202,827
                                                                      ----------
Telecommunications &
 Equipment (4.3%)
 Ameritech Corp.                                         8,500           581,719
 Bell Atlantic Corp.                                    13,700           789,463
 SBC Communications, Inc.                                8,000           448,000
                                                                      ----------
                                                                       1,819,182
                                                                      ----------
Transportation (0.5%)
 Burlington Northern
   Santa Fe Corp.                                        6,200           227,075
                                                                      ----------
Utilities -- Electric (2.6%)
 Allegheny Energy, Inc.                                  9,800           333,813
 American Electric
   Power Co., Inc.                                       6,200           256,913
 DQE, Inc.                                               1,600            65,900
 Illinova Corp.                                          6,500           170,625
 Wisconsin Energy Corp.                                  9,700           260,688
                                                                      ----------
                                                                       1,087,939
                                                                      ----------
TOTAL COMMON STOCK
 (Cost $31,856,009)                                                   38,364,130
                                                                      ----------
PREFERRED STOCK (0.2%)
 Real Estate (0.2%)
 Equity Residential
   Properties Series G
   7.25% (Convertible)
   (Callable 09/15/02
   at $25.91) REIT
   (Cost $110,379)                                       4,400           100,925
                                                                      ----------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                          PAR
                                                         (000)           VALUE
                                                       ---------       ---------

CORPORATE BONDS (0.7%)
 National Semiconductor Corp.
   (Convertible)(Cost $322,693)                       $    340         $290,700
                                                                       --------

                                                NUMBER
                                                SHARES
                                               ---------

SHORT-TERM INVESTMENTS (9.2%)
 Institutional Money
   Market Trust                                 1,857,567             1,857,567
 RBB Money
   Market Fund                                  2,057,030             2,057,030
                                                                   ------------
TOTAL SHORT TERM
 INVESTMENTS
 (Cost $3,914,597)                                                    3,914,597
                                                                   ------------
TOTAL INVESTMENTS AT
 VALUE (100.6%)
 (Cost $36,203,678*)                           42,670,352
LIABILITIES IN EXCESS
 OF OTHER ASSETS (0.6%)                                                (271,694)
                                                                   ------------
NET ASSETS (100%)
 (applicable to
 3,077,640 shares
 outstanding)                                                      $ 42,398,658
                                                                   ============
NET ASSET VALUE,
 offering and
 redemption price per
 share ($42,398,658
 divided by 3,077,640)                                             $      13.78
                                                                   ============


           INVESTMENT ABBREVIATIONS

     ADR =  American Depository Receipts
    REIT =  Real Estate Investment Trust

--------------------------------------------
+ Non-income producing security.
* Cost for federal income tax purposes is $36,340,377.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY VALUE PORTFOLIO STATEMENT OF NET ASSETS
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                      NUMBER
                                                        OF
                                                      SHARES             VALUE
                                                     ---------         ---------
COMMON STOCK (94.2%)
Aerospace & Defense (3.1%)
 REMEC, Inc.+                                               400          $ 5,175
 TriStar Aerospace Co.+                                   1,900           20,187
                                                                         -------
                                                                          25,362
                                                                         -------
Banks & Savings & Loans (7.1%)
 Century Bancorp, Inc.
   Class A                                                1,155           20,646
 Imperial Bancorp+                                          650           12,512
 Prosperity Bancshares, Inc.                                900           11,812
 Quaker City Bancorp, Inc.+                                 350            5,469
 Texas Regional Bancshares, Inc.                            300            8,597
                                                                         -------
                                                                          59,036
                                                                         -------
Building & Building Materials (6.4%)
 Cavalier Homes, Inc.                                       471            4,445
 Elcor Corp.                                                300           11,587
 Juno Lighting, Inc.                                        964           21,931
 Walter Industries, Inc.+                                 1,300           14,787
                                                                         -------
                                                                          52,750
                                                                         -------
Business Services (2.6%)
 Graco, Inc.                                                421           13,261
 Interim Services, Inc.+                                    500            8,687
                                                                         -------
                                                                          21,948
                                                                         -------
Capital Equipment (3.0%)
 Applied Power, Inc.
   Class A                                                  800           25,250
                                                                         -------
Chemicals (1.7%)
 Ferro Corp.                                                500           13,844
                                                                         -------
Conglomerates (4.4%)
 Gaylord Containers
   Corp., Class A+                                        2,931           24,547
 Watts Industries, Inc.
   Class A                                                  755           11,608
                                                                         -------
                                                                          36,155
                                                                         -------
Consumer Durables (10.8%)
 Harman International
   Industries, Inc.                                         550           25,266
 Heilig-Meyers Co.                                        3,754           22,055
 La-Z-Boy, Inc.                                             578           11,379
 Sturm, Ruger & Co., Inc.                                 1,200           12,750
 Superior Industries
   International, Inc.                                      727           18,175
                                                                         -------
                                                                          89,625
                                                                         -------


                                                      NUMBER
                                                        OF
                                                      SHARES             VALUE
                                                     ---------         ---------

Consumer Non-Durables (8.7%)
 Central Garden & Pet Co.+                               1,225          $ 17,150
 Home Products
   International, Inc.+                                  1,281            11,049
 Nautica Enterprises, Inc.+                                200             2,712
 Nine West Group, Inc.+                                    100             2,850
 Packaged Ice, Inc.+                                       700             4,200
 Timberland Co. (The), Class A+                            150            10,388
 WestPoint Stevens, Inc.                                   700            23,975
                                                                        --------
                                                                          72,324
                                                                        --------
Electronics (1.1%)
 Avant! Corp.+                                             500             6,750
 Burr-Brown Corp.+                                         100             2,650
                                                                        --------
                                                                           9,400
                                                                        --------
Financial Services (12.5%)
 Amerin Corp.+                                             900            21,094
 Commerce Group, Inc.                                      400             9,100
 HCC Insurance
   Holdings, Inc.                                          882            18,632
 National Western Life
   Insurance Co. Class A+                                  100             9,925
 StanCorp Financial Group, Inc.+                         1,000            24,062
 Terra Nova (Bermuda)
   Holdings, Ltd. Class A                                  400             8,975
 Webster Financial Corp.                                   400            12,300
                                                                        --------
                                                                         104,088
                                                                        --------
Healthcare (3.0%)
 Foundation Health
   Systems, Inc. Class A+                                  400             5,525
 Morrison Health Care, Inc.                                500             9,375
 Total Renal Care
   Holdings, Inc.+                                         700             9,713
                                                                        --------
                                                                          24,613
                                                                        --------
Leisure & Entertainment (3.3%)
 Coach USA, Inc.+                                          500            11,875
 SCP Pool Corp.+                                           850            15,619
                                                                        --------
                                                                          27,494
                                                                        --------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY VALUE PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                      NUMBER
                                                        OF
                                                      SHARES             VALUE
                                                     ---------         ---------

COMMON STOCK (CONT'D)
Lodging & Restaurants (1.3%)
 Ryan's Family Steak
   Houses, Inc.+                                            900          $11,138
                                                                         -------
Metals & Mining (2.6%)
 Freeport-McMoRan
   Copper & Gold, Inc. Class B                              300            4,594
 Kaiser Aluminum Corp.+                                     300            2,344
 Ryerson Tull, Inc.                                         633           14,361
                                                                         -------
                                                                          21,299
                                                                         -------
Oil Services (4.8%)
 Evergreen Resources, Inc.+                                 400            9,100
 Global Industries, Ltd.+                                 1,400           17,238
 Varco International, Inc.+                               1,225           13,858
                                                                         -------
                                                                          40,196
                                                                         -------
Paper & Forest Products (4.3%)
 Caraustar Industries, Inc.                                 497           12,674
 Wausau-Mosinee Paper Corp.                               1,412           23,298
                                                                         -------
                                                                          35,972
                                                                         -------
Real Estate (2.1%)
 Western Water Co.+                                       4,600           17,250
                                                                         -------
Retail (2.0%)
 Ross Stores, Inc.                                          200            9,188
 The Finish Line, Inc. Class A+                             500            7,531
                                                                         -------
                                                                          16,719
                                                                         -------
Transportation (3.6%)
 Landstar Systems, Inc.+                                    548           21,338
 M.S. Carriers, Inc.+                                       264            8,415
                                                                         -------
                                                                          29,753
                                                                         -------


                                                      NUMBER
                                                        OF
                                                      SHARES             VALUE
                                                     ---------         ---------

Utilities-Electric (5.8%)
 Commonwealth Energy
   System, Inc.                                             500         $ 20,281
 Idacorp, Inc.                                              600           18,900
 UniSource Energy Corp.+                                    800            8,650
                                                                        --------
                                                                          47,831
                                                                        --------
TOTAL COMMON STOCK
 (Cost $733,139)                                                         782,047
                                                                        --------
SHORT-TERM INVESTMENTS (5.0%)
 Institutional Money
   Market Trust                                             434              434
 RBB Money Market Fund                                   41,481           41,481
                                                                        --------
TOTAL SHORT-TERM
 INVESTMENTS (Cost $41,915)                                               41,915
                                                                        --------
TOTAL INVESTMENTS AT
 VALUE (99.2%)
 (Cost $775,054*)                                       823,962
OTHER ASSETS IN EXCESS
 OF LIABILITIES (0.8%)                                                     6,327
                                                                        --------
NET ASSETS (100.0%)
 (applicable to 103,736
 shares outstanding)                                                    $830,289
                                                                        ========
NET ASSET VALUE,
 offering and redemption price per
 share ($830,289 divided by 103,736)                                    $   8.00
                                                                        ========


-----------------------------------------------
+ Non-income producing security.
* Cost for federal income tax purposes is $811,758.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY GROWTH PORTFOLIO STATEMENT OF NET ASSETS
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                      NUMBER
                                                        OF
                                                      SHARES             VALUE
                                                     ---------         ---------

COMMON STOCKS (90.5%)
Aerospace & Defense (2.1%)
 Prescient Systems, Inc.#                              21,615        $ 1,999,999
 TriStar Aerospace Co.+                                257,100         2,731,687
                                                                      ----------
                                                                       4,731,686
                                                                      ----------
Business Services (10.3%)
 Acxiom Corp.+                                         127,340         3,215,335
 Getty Images, Inc.+                                   138,400         3,598,400
 INSpire Insurance
   Solutions, Inc.+                                    180,400         3,923,700
 Jones Lang Lasalle, Inc.+                              62,300         1,662,631
 Kroll-O'Gara Co.+                                     116,100         2,779,144
 Lason Holdings, Inc.+                                  33,900         1,341,169
 MedQuist, Inc.+                                        52,300         1,791,275
 On Assignment, Inc.+                                   63,200         1,915,750
 QRS Corp.+                                             61,533         3,384,315
                                                                      ----------
                                                                      23,611,719
                                                                      ----------
Communications & Media (9.6%)
 Central European
   Media Enterprises, Ltd. Class A+                     97,647           799,485
 Earthlink Network, Inc.+                               16,300         1,123,681
 Granite Broadcasting Corp.+                           216,600         1,638,037
 Heftel Broadcasting Corp.+                             59,400         3,229,875
 Infoseek Corp.+                                        34,000         1,736,125
 Infospace.com, Inc.+                                   21,300         3,052,556
 Metro Networks, Inc.+                                  75,500         3,397,500
 Network Event Theater, Inc.+#                         283,968         4,170,780
 Verticalnet, Inc.+                                     19,100         2,167,850
 Xoom.Com, Inc.+                                         8,910           623,700
                                                                      ----------
                                                                      21,939,589
                                                                      ----------
Computers (9.1%)
 Adaptec, Inc.+                                        119,900         2,885,094
 Business Objects SA ADR+                               98,600         2,310,937
 Legato Systems, Inc.+                                  47,300         1,912,694
 Mercury Interactive Corp.+                             70,500         1,987,219


                                                      NUMBER
                                                        OF
                                                      SHARES             VALUE
                                                     ---------         ---------

Computers (cont'd)
 Mindspring Enterprises, Inc.+                         11,100        $ 1,076,006
 National Instruments Corp.+                           71,982          2,447,388
 Radiant Systems, Inc.+                               142,800          1,624,350
 Remedy Corp.+                                        112,800          1,974,000
 Safeguard Scientifics, Inc.+                          10,100            818,100
 Transaction Systems
   Architects, Inc. Class A+                           71,700          2,325,769
 Women.com Networks#                                  455,927          1,500,000
                                                                     -----------
                                                                      20,861,557
                                                                     -----------
Consumer Non-Durables (0.9%)
 Central Garden & Pet Co.+                            151,800          2,125,200
                                                                     -----------
Consumer Services (2.9%)
 DeVRY, Inc.+                                         146,304          3,858,768
 ITT Educational Services, Inc.+                       23,200            569,850
 Strayer Education, Inc.                               63,200          2,188,300
                                                                     -----------
                                                                       6,616,918
                                                                     -----------
Distribution (0.7%)
 U.S. Foodservice+                                     40,000          1,682,500
                                                                     -----------
Electronics (12.0%)
 ATMI, Inc.+                                          100,400          2,309,200
 Avant! Corp.+                                        142,531          1,924,168
 Burr-Brown Corp.+                                    108,951          2,887,201
 DII Group, Inc.+                                      59,800          1,853,800
 Electronics for Imaging, Inc.+                        64,500          3,051,656
 Etec Systems, Inc.+                                   86,900          2,683,037
 Maxim Integrated Products, Inc.+                      37,900          2,122,400
 Novellus Systems, Inc.+                               97,700          4,616,325
 Photronics, Inc.+                                     79,600          1,905,425
 QLogic Corp.+                                         15,900          1,112,006
 Uniphase Corp.+                                       25,600          3,107,200
                                                                     -----------
                                                                      27,572,418
                                                                     -----------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY GROWTH PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                      NUMBER
                                                        OF
                                                      SHARES             VALUE
                                                     ---------         ---------
COMMON STOCKS
(CONT'D)

Energy (1.1%)
 Stone Energy Corp.+                                   72,000        $ 2,443,500
                                                                     -----------
Environmental Services (1.1%)
 Casella Waste Systems, Inc.+                          98,100          2,452,500
                                                                     -----------
Financial Services (0.5%)
 Enhance Financial
   Services Group, Inc.                                61,100          1,264,006
                                                                     -----------
Food, Beverages & Tobacco (1.5%)
 Ben & Jerry's Homemade, Inc.
   Class A+                                           117,900          3,426,469
                                                                     -----------
Healthcare (8.7%)
 Advanced Paradigm, Inc.+                              74,800          3,927,000
 Core, Inc.+                                          228,400          2,141,250
 Hanger Orthopedic Group, Inc.+                       129,800          1,898,325
 MiniMed, Inc.+                                        70,200          4,387,500
 Oxford Health Plans, Inc.+                             5,400            107,662
 Renal Care Group, Inc.+                              102,250          2,134,469
 Sunrise Assisted Living, Inc.+                        63,600          2,544,000
 VWR Scientific Products Corp.+                       111,400          2,854,625
                                                                     -----------
                                                                      19,994,831
                                                                     -----------
Leisure & Entertainment (7.4%)
 Championship Auto Racing+                            141,200          4,350,725
 Coach USA, Inc.+                                      97,600          2,318,000
 Fairfield Communities, Inc.+                         231,100          2,975,412
 Premier Parks, Inc.+                                 105,900          3,660,169
 Sunterra Corp.+                                      120,900          1,299,675
 Vistana, Inc.+                                       149,400          2,222,325
                                                                     -----------
                                                                      16,826,306
                                                                     -----------

                                                      NUMBER
                                                        OF
                                                      SHARES             VALUE
                                                     ---------         ---------

Oil Services (3.7%)
 BJ Services Co.+                                      44,900        $ 1,201,075
 Cooper Cameron Corp.+                                 76,600          2,958,675
 Petroleum Geo-Services ADR+                          179,262          3,002,639
 Smith International, Inc.+                            26,800          1,202,650
 Southern Mineral Corp.+#                              58,875             25,758
                                                                     -----------
                                                                       8,390,797
                                                                     -----------
Pharmaceuticals (5.2%)
 Alkermes, Inc.+                                      117,600          3,145,800
 ChiRex, Inc.+                                        111,500          2,899,000
 GelTex Pharmaceuticals, Inc.+                        104,700          1,792,988
 Sepracor, Inc.+                                       36,100          3,050,450
 Serologicals Corp.+                                  125,450            940,875
                                                                     -----------
                                                                      11,829,113
                                                                     -----------
Retail (3.5%)
 99 Cents Only Stores+                                 37,325          1,758,941
 ONSALE, Inc.+                                         37,900            961,713
 Pacific Sunwear of
   California, Inc.+                                   93,500          3,468,266
 Value America, Inc.+                                  45,700          1,802,294
                                                                     -----------
                                                                       7,991,214
                                                                     -----------
Telecommunications & Equipment (8.3%)
 Concentric Network Corp.+                             49,200          4,108,200
 Exodus Communications, Inc.+                          23,900          2,153,988
 Gilat Satellite Networks, Ltd.+                       64,400          3,348,800
 Harmonic Lightwaves, Inc.+                            49,400          2,253,875
 Omnipoint Corp.+                                      57,500          1,020,625
 Stanford Communications, Inc.+                       161,400          2,905,200
 Viatel, Inc.+                                         68,800          3,164,800
                                                                     -----------
                                                                      18,955,488
                                                                     -----------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY GROWTH PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                      NUMBER
                                                        OF
                                                      SHARES             VALUE
                                                     ---------         ---------
Transportation (1.9%)
 Heartland Express, Inc.+                              17,750        $   247,391
 Mark VII, Inc.+                                      133,962          1,908,959
 Swift Transportation Co., Inc.+                      115,200          2,116,800
                                                                     -----------
                                                                       4,273,150
                                                                     -----------
TOTAL COMMON STOCK
 (Cost $172,636,175)                                                 206,988,961
                                                                     -----------

                                                        PAR
                                                       (000)
                                                     ---------

CORPORATE BOND (0.9%)
 Mansur Industries 8.25%,
   02/23/03 (Cost $2,168,403) #                         2,168          2,168,403
                                                                       ---------

                                                      NUMBER
                                                        OF
                                                      SHARES             VALUE
                                                     ---------         ---------

SHORT-TERM INVESTMENTS (7.5%)
 Institutional Money Market
   Trust                                           6,326,984           6,326,984
 RBB Money Market Fund                            10,890,879          10,890,879
                                                                      ----------
TOTAL SHORT-TERM
 INVESTMENTS
 (Cost $17,217,863)                                                   17,217,863
                                                                      ----------

                                                      NUMBER
                                                        OF
                                                      SHARES             VALUE
                                                     ---------         ---------

TOTAL INVESTMENTS AT VALUE (98.9%)
 (Cost $192,022,441*)                                               $226,375,227
OTHER ASSETS IN
 EXCESS OF LIABILITIES (1.1%)                                          2,478,879
                                                                    ------------
NET ASSETS (100.0%)
 (applicable to 15,634,456
 shares outstanding)                                                $228,854,106
                                                                    ============
NET ASSET VALUE, offering and
 redemption price per share
 ($228,854,106 divided by 15,634,456)                               $      14.64
                                                                    ============


       INVESTMENT ABBREVIATIONS

   ADR = American Depository Receipt
----------------------------------------

+ Non-income producing security.

# Restricted security.

* Cost for federal income tax purposes is $192,065,072.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- POST-VENTURE CAPITAL PORTFOLIO STATEMENT OF NET ASSETS
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                      NUMBER
                                                        OF
                                                      SHARES             VALUE
                                                     ---------         ---------

COMMON STOCKS (92.9%)
Aerospace & Defense(0.7%)
 Orbital Sciences Corp.+                                   400          $  8,425
                                                                        --------
Business Services (11.5%)
 BISYS Group, Inc.+                                        300            15,225
 CB Richard Ellis Services, Inc.+                          700            14,087
 CSG Systems International, Inc.+                          400            15,450
 Lason Holdings, Inc.+                                     500            19,781
 On Assignment, Inc.+                                      400            12,125
 Pharmaceutical Product
   Development, Inc.+                                      500            14,562
 QRS Corp.+                                                400            22,000
 Saatchi & Saatchi PLC ADR                               1,000            19,250
 SunGard Data Systems, Inc.+                               400            12,775
                                                                        --------
                                                                         145,255
                                                                        --------
Communications & Media (18.3%)
 America Online, Inc.+                                     200            28,550
 At Home Corp. Series A+                                   200            28,787
 Central European
   Media Enterprises,
   Ltd. Class A+                                           900             7,369
 Chancellor Media Corp.+                                   300            16,462
 Heftel Broadcasting Corp.+                                600            32,625
 Infoseek Corp.+                                           200            10,212
 Outdoor Systems, Inc.+                                    700            17,631
 Shaw Communications, Inc. Class B                         900            36,450
 USA Networks, Inc.+                                       500            18,687
 Yahoo!, Inc.+                                             200            34,937
                                                                        --------
                                                                         231,710
                                                                        --------
Computers (6.7%)
 Citrix Systems, Inc.+                                     400            17,000
 Concord Communications, Inc.+                             300            13,425
 Intuit, Inc.+                                             200            17,225
 Novell, Inc.+                                             600            13,350
 Transactions Systems
   Architects, Inc. Class A+                               400            12,975
 Verisign, Inc.+                                           100            11,500
                                                                        --------
                                                                          85,475
                                                                        --------

                                                      NUMBER
                                                        OF
                                                      SHARES             VALUE
                                                     ---------         ---------

Consumer Non-Durables (1.1%)
 Dial Corp.                                                 400         $ 13,600
                                                                        --------
Consumer Services(1.7%)
 DeVRY, Inc.+                                               800           21,100
                                                                        --------
Electronics (9.2%)
 KLA-Tencor Corp.+                                          200            9,925
 Maxim Integrated Products, Inc.+                           600           33,600
 Uniphase Corp.+                                            300           36,413
 Vitesse Semiconductor Corp.+                               400           18,525
 Xilinx, Inc.+                                              400           18,250
                                                                        --------
                                                                         116,713
                                                                        --------
Financial Services (6.3%)
 Amvescap PLC ADR                                           300           16,369
 E*Trade Group, Inc.+                                       200           23,100
 Nationwide Financial Services, Inc.                        400           18,550
 Reinsurance Group of America, Inc.+                        300            9,075
 3i Group PLC                                             1,200           13,013
                                                                        --------
                                                                          80,107
                                                                        --------
Food, Beverages & Tobacco (1.6%)
 Ben & Jerry's Homemade, Inc.
   Class A+                                                 700           20,344
                                                                        --------
Healthcare (3.1%)
 AmeriSource Health Corp. Class A+                          400           11,075
 Concentra Managed Care, Inc.+                            1,100           14,919
 Total Renal Care Holdings, Inc.+                         1,000           13,875
                                                                        --------
                                                                          39,869
                                                                        --------
Leisure & Entertainment (3.7%)
 Coach USA, Inc.+                                           400            9,500
 Fairfield Communities, Inc.+                               500            6,438
 Premier Parks, Inc.+                                       900           31,106
                                                                        --------
                                                                          47,044
                                                                        --------
Lodging & Restaurants (1.0%)
 Tricon Global Restaurants, Inc.+                           200           12,875
                                                                        --------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- POST-VENTURE CAPITAL PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                      NUMBER
                                                        OF
                                                      SHARES             VALUE
                                                     ---------         ---------

COMMON STOCK (CONT'D)
Oil Services (2.3%)
 Cooper Cameron Corp.+                                       400        $ 15,450
 Petroleum Geo - Services ADR+                               800          13,400
                                                                        --------
                                                                          28,850
                                                                        --------
Pharmaceuticals (7.5%)
 Alkermes, Inc.+                                             800          21,400
 ChiRex, Inc.+                                             1,400          36,400
 GelTex Pharmaceuticals,
   Inc.+                                                     500           8,563
 MedImmune, Inc.+                                            200          11,025
 SangStat Medical Corp.+                                     400           5,800
 Watson Pharmaceuticals, Inc.+                               300          12,150
                                                                        --------
                                                                          95,338
                                                                        --------
Publishing (4.0%)
 Central Newspapers, Inc. Class A                            800          27,150
 Scholastic Corp.+                                           500          23,641
                                                                        --------
                                                                          50,791
                                                                        --------
Retail (4.2%)
 Amazon.com, Inc.+                                           100          17,206
 CDnow, Inc.+                                                700          13,563
 Staples, Inc.+                                              750          22,500
                                                                        --------
                                                                          53,269
                                                                        --------
Telecommunications & Equipment (10.0%)
 Cisco Systems, Inc.+                                        300          34,219
 Exodus Communications, Inc.+                                200          18,025
 Gilat Satellite Networks+                                   400          20,800
 MCI WorldCom, Inc.+                                         500          41,094
 Pinnacle Holdings, Inc.+                                    600          12,300
                                                                        --------
                                                                         126,438
                                                                        --------


                                                      NUMBER
                                                        OF
                                                      SHARES             VALUE
                                                     ---------         ---------
TOTAL COMMON STOCK
 (Cost $954,425)                                                      $1,177,203
                                                                      ----------
SHORT TERM INVESTMENTS (6.8%)
 Institutional Money
   Market Trust                                         26,250            26,250
 RBB Money Market Fund                                  60,346            60,346
                                                                      ----------
TOTAL SHORT TERM INVESTMENTS
 (Cost $86,596)                                                           86,596
                                                                      ----------
TOTAL INVESTMENTS AT VALUE (99.7%)
 (Cost $1,041,021*)                                                    1,263,799
OTHER ASSETS IN EXCESS OF
 LIABILITIES (0.3%)                                                        3,927
                                                                      ----------
NET ASSETS (100.0%)
 (applicable to 125,900 shares
 outstanding)                                                         $1,267,726
                                                                      ==========
NET ASSET VALUE, offering and
 redemption price per share ($1,267,726
 divided by 125,900)                                                  $    10.07
                                                                      ==========


         INVESTMENT ABBREVIATIONS

    ADR =  American Depository Receipt

--------------------------------------------

 + Non-income producing security.

 * Cost for federal income tax purposes is $1,048,671.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


                                                         SMALL COMPANY       SMALL COMPANY       POST-VENTURE
                                         VALUE               VALUE              GROWTH              CAPITAL
                                       PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO
                                       ------------      -------------       -------------       ------------
INVESTMENT INCOME:
   Dividends (net)                     $    377,336       $      4,037       $     52,922       $        443
   Interest                                 105,889              2,118            367,651              1,792
                                       ------------       ------------       ------------       ------------
     Total investment income                483,225              6,155            420,573              2,235
                                       ------------       ------------       ------------       ------------
EXPENSES:
   Investment advisory                      214,330              6,180          1,001,312              6,867
   Administrative services                   59,419              2,470            224,558              1,665
   Audit                                      6,012              5,467              7,260              5,370
   Custodian/Sub-custodian                   14,128             16,242             29,935              8,847
   Directors                                  1,019              1,078              1,028                892
   Insurance                                    348                 31              1,158                 38
   Interest                                      58                854                 21                 17
   Legal                                      3,052              2,473             12,682                207
   Offering costs                                 0              7,054                  0                  0
   Printing                                   1,318              1,094              7,660                773
   Registration                              12,517              7,687             14,291              6,063
   Transfer agent                             2,387              1,986              7,305                750
   Miscellaneous                                606                523              1,866                589
                                       ------------       ------------       ------------       ------------
                                            315,194             53,139          1,309,076             32,078
   Less: fees waived, expenses
     reimbursed and transfer
     agent offsets                         (100,864)           (46,342)          (207,633)           (24,275)
                                       ------------       ------------       ------------       ------------
     Total expenses                         214,330              6,797          1,101,443              7,803
                                       ------------       ------------       ------------       ------------
       Net investment income
        (loss)                              268,895               (642)          (680,870)            (5,568)
                                       ------------       ------------       ------------       ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) FROM INVESTMENTS AND
 FOREIGN CURRENCY RELATED ITEMS:
   Net realized gain (loss) from
     security and other related
     transactions                         6,515,863           (179,066)           847,164           (125,188)
   Net realized gain (loss) from
     foreign currency related
     items                                      (49)                 0             (1,672)                16
   Net change in unrealized
     appreciation from
     investments and foreign
     currency related items               3,447,008            154,225         27,197,799            383,388
                                       ------------       ------------       ------------       ------------
   Net realized and unrealized
     gain (loss) from investments
     and foreign currency related
     items                                9,962,822            (24,841)        28,043,291            258,216
                                       ------------       ------------       ------------       ------------
   Net increase (decrease) in net
     assets resulting from
     operations                        $ 10,231,717       $    (25,483)      $ 27,362,421       $    252,648
                                       ============       ============       ============       ============

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          VALUE PORTFOLIO
                                                                 -------------------------------
                                                                   FOR THE
                                                                  SIX MONTHS
                                                                     ENDED            FOR THE
                                                                  APRIL 30,         YEAR ENDED
                                                                     1999            OCTOBER 31,
                                                                 (UNAUDITED)            1998
                                                                 ------------       ------------
FROM OPERATIONS:
 Net investment income (loss)                                    $    268,895       $    646,777
 Net realized gain (loss) from security and other related
   transactions                                                     6,515,863         (2,230,950)
 Net realized gain (loss) from foreign currency related
   items                                                                  (49)              (547)
 Net change in unrealized appreciation (depreciation) from
   investments and foreign currency related items                   3,447,008          3,269,632
                                                                 ------------       ------------
 Net increase (decrease) in net assets resulting from
   operations                                                      10,231,717          1,684,912
                                                                 ------------       ------------
FROM DISTRIBUTIONS:
 Dividends from net investment income                                (687,635)          (122,223)
 Distributions from realized gains                                          0            (79,452)
                                                                 ------------       ------------
   Net decrease in net assets from distributions                     (687,635)          (201,675)
                                                                 ------------       ------------
FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares                                       5,877,744         58,860,184
 Reinvested dividends                                                 687,039            201,675
 Net asset value of shares redeemed                               (32,620,294)       (17,199,887)
                                                                 ------------       ------------
   Net increase (decrease) in net assets from capital share
     transactions                                                 (26,055,511)        41,861,972
                                                                 ------------       ------------
   Net increase (decrease) in net assets                          (16,511,429)        43,345,209
NET ASSETS:
 Beginning of period                                               58,910,087         15,564,878
                                                                 ------------       ------------
 End of period                                                    $42,398,658       $ 58,910,087
                                                                 ============       ============
UNDISTRIBUTED NET INVESTMENT INCOME:                             $    186,228       $    605,017
                                                                 ============       ============

-----------------------------------------------------------------------------------------------------------------
            SMALL COMPANY                           SMALL COMPANY                        POST-VENTURE
          VALUE PORTFOLIO                         GROWTH PORTFOLIO                     CAPITAL PORTFOLIO
---------------------------------       ---------------------------------       ---------------------------------

  FOR THE                                 FOR THE                                FOR THE
SIX MONTHS                              SIX MONTHS                              SIX MONTHS
   ENDED              FOR THE              ENDED              FOR THE              ENDED               FOR THE
 APRIL 30,          YEAR ENDED            APRIL 30,          YEAR ENDED          APRIL 30,           YEAR ENDED
   1999              OCTOBER 31,            1999             OCTOBER 31,           1999              OCTOBER 31,
 (UNAUDITED)            1998             (UNAUDITED)            1998             (UNAUDITED)            1998
-------------       -------------       -------------       -------------       -------------       -------------
$        (642)      $       5,666       $    (680,870)      $  (1,206,170)      $      (5,568)      $     (12,385)
     (179,066)           (394,793)            847,164          (5,366,049)           (125,188)           (106,357)
            0                   0              (1,672)                  0                  16                   0
      154,225            (105,317)         27,197,799         (38,365,672)            383,388            (160,610)
-------------       -------------       -------------       -------------       -------------       -------------
      (25,483)           (494,444)         27,362,421         (44,937,891)            252,648            (279,352)
-------------       -------------       -------------       -------------       -------------       -------------
      (15,984)                  0                   0                   0              (1,664)                  0
            0                   0                   0                   0                   0                   0
-------------       -------------       -------------       -------------       -------------       -------------
      (15,984)                  0                   0                   0              (1,664)                  0
-------------       -------------       -------------       -------------       -------------       -------------
      435,220          12,534,862          21,317,382          44,664,142                   0           1,915,476
       15,976                   0                   0                   0                 471                   0
   (1,363,309)        (10,257,549)        (13,989,466)        (23,423,489)           (163,881)           (456,972)
-------------       -------------       -------------       -------------       -------------       -------------
     (912,113)          2,277,313           7,327,916          21,240,653            (163,410)          1,458,504
-------------       -------------       -------------       -------------       -------------       -------------
     (953,580)          1,782,869          34,690,337         (23,697,238)             87,574           1,179,152
    1,783,869               1,000         194,163,769         217,861,007           1,180,152               1,000
-------------       -------------       -------------       -------------       -------------       -------------
$     830,289       $   1,783,869        $228,854,106       $ 194,163,769       $   1,267,726       $   1,180,152
=============       =============       =============       =============       =============       =============
$           0       $      15,999       $           0       $           0       $           0       $       1,662
=============       =============       =============       =============       =============       =============

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                  FOR THE SIX
                                                 MONTHS ENDED
                                                   APRIL 30,
                                                     1999
PERIOD ENDED:                                     (UNAUDITED)     1998      1997**
                                                 -------------  ---------  ---------
PER-SHARE DATA
Net asset value, beginning of period               $   11.53    $   10.64  $   10.00
                                                   ---------    ---------  ---------
INVESTMENT ACTIVITIES:
   Net investment income                                0.07         0.16       0.03
   Net gains on investments and foreign
     currency related items (both realized and
     unrealized)                                        2.31         0.86       0.61
                                                   ---------    ---------  ---------
       Total from investment activities                 2.38         1.02       0.64
                                                   ---------    ---------  ---------
DISTRIBUTIONS:
   From net investment income                          (0.13)       (0.08)      0.00
   From realized capital gains                          0.00        (0.05)      0.00
                                                   ---------    ---------  ---------
       Total distributions                             (0.13)       (0.13)      0.00
                                                   ---------    ---------  ---------
Net asset value, end of period                     $   13.78    $   11.53  $   10.64
                                                   =========    =========  =========
       Total return                                    20.85%+       9.76%      6.40%+
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)           $  42,399    $  58,910  $  15,565
   Ratio of expenses to average net assets               .75%*@       .75%@      .75%*@
   Ratio of net income to average net assets             .94%*       1.27%      1.60%*
   Decrease reflected in above operating
     expense ratios due to
     waivers/reimbursements                              .35%*        .44%      1.67%*
Portfolio turnover rate                                37.85%+      70.74%     34.81%+

--------------------------------------------------------------------------------

** For the period June 30, 1997 (commencement of operations) through October 31,
   1997.
 @ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.
 + Non annualized.
 * Annualized.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY VALUE FUND
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                FOR THE SIX
                                                               MONTHS ENDED
                                                                 APRIL 30,
                                                                   1999
PERIOD ENDED:                                                   (UNAUDITED)     1998**
                                                               -------------  -----------
PER-SHARE DATA
Net asset value, beginning of period                             $    7.98     $   10.00
                                                                 ---------     ---------
INVESTMENT ACTIVITIES:
   Net investment income (loss)                                      (0.06)         0.03
   Net gains (losses) on investments and foreign currency
     related items (both realized and unrealized)                     0.16         (2.05)
                                                                 ---------     ---------
       Total from investment activities                               0.10         (2.02)
                                                                 ---------     ---------
DISTRIBUTIONS:
   From net investment income                                        (0.08)         0.00
                                                                 ---------     ---------
Net asset value, end of period                                   $    8.00     $    7.98
                                                                 =========     =========
       Total return                                                   1.21%+      (20.20)%+
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                         $     830     $   1,784
   Ratio of expenses to average net assets                             .99%*@        .99%@
   Ratio of net income (loss) to average net assets                   (.09)%*        .09%
   Decrease reflected in above operating expense ratios due
     to waivers/reimbursements                                        6.75%*        1.65%
Portfolio turnover rate                                             100.31%+      248.40%

--------------------------------------------------------------------------------

** For the period October 31, 1997 (commencement of operations) through October
   31, 1998.
 @ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.
 + Non annualized.
 * Annualized.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY GROWTH PORTFOLIO FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                         FOR THE SIX
                                           MONTHS
                                            ENDED
                                          APRIL 30,
                                            1999
                                         (UNAUDITED)       1998        1997         1996**
                                          ---------     ---------    ---------    ---------
PERIOD ENDED:
PER-SHARE DATA
Net asset value, beginning of period      $   12.89     $   15.89    $   12.92    $   10.00
                                          ---------     ---------    ---------    ---------
INVESTMENT ACTIVITIES:
   Net investment loss                        (0.04)        (0.08)       (0.05)       (0.01)
   Net gains (losses) on investments
     and foreign currency related items
     (both realized and unrealized)            1.79         (2.92)        3.02         2.93
                                          ---------     ---------    ---------    ---------
       Total from investment activities        1.75         (3.00)        2.97         2.92
                                          ---------     ---------    ---------    ---------
Net asset value, end of period            $   14.64     $   12.89    $   15.89    $   12.92
                                          =========     =========    =========    =========
       Total return                           13.58%+      (18.88)%      22.99%       29.20%+
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s
omitted)                                  $ 228,854     $ 194,164    $ 217,861    $  96,827
   Ratio of expenses to average net
     assets                                     .99%*@        .99%@        .99%@        .99%*@
   Ratio of net loss to average net
     assets                                    (.61)%*       (.54)%       (.53)%       (.18)%*
   Decrease reflected in above
     operating expense ratios due to
     waivers/reimbursements                     .18%*         .18%         .20%         .69%*
Portfolio turnover rate                       57.60%+       75.20%       91.59%       57.38%+

--------------------------------------------------------------------------------

** For the period December 29, 1995 (commencement of operations) through October
   31, 1996.
 @ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.
 + Non annualized.
 * Annualized.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- POST-VENTURE CAPITAL PORTFOLIO FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout The Period)
--------------------------------------------------------------------------------

                                                                 FOR THE SIX
                                                                MONTHS ENDED
                                                                  APRIL 30,
                                                                    1999
                                                                 (UNAUDITED)       1998**
                                                                -------------  -----------
PERIOD ENDED:
PER-SHARE DATA
Net asset value, beginning of period                              $    8.23     $   10.00
                                                                  ---------     ---------
INVESTMENT ACTIVITIES:
   Net investment loss                                                (0.06)        (0.09)
   Net gains (losses) on investments and foreign currency
     related items (both realized and unrealized)                      1.91         (1.68)
                                                                  ---------     ---------
       Total from investment activities                                1.85         (1.77)
                                                                  ---------     ---------
DISTRIBUTIONS:
   From net investment income                                         (0.01)         0.00
                                                                  ---------     ---------
Net asset value, end of period                                    $   10.07     $    8.23
                                                                  =========     =========
       Total return                                                   22.53%+      (17.70)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                          $   1,268     $   1,180
   Ratio of expenses to average net assets                             1.25%*@       1.25%@
   Ratio of net loss to average net assets                             (.89)%*       (.76)%
   Decrease reflected in above operating expense ratios due to
     waivers/reimbursements                                            3.88%*        4.19%
Portfolio turnover rate                                               63.05%+       98.89%

--------------------------------------------------------------------------------

** For the year October 31, 1997 (commencement of operations) through October
   31, 1998.
 @ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.
 + Non annualized.
 * Annualized.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

  Warburg Pincus Institutional Fund, Inc. is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the 1940 Act) and currently offers seven managed investment funds (Portfolios) of which four are contained in this report. The Value Portfolio, the Small Company Value Portfolio and the Post-Venture Capital Portfolio are classified as diversified, and the Small Company Growth Portfolio is non-diversified.

  Investment objectives for each portfolio are as follows: the Value Portfolio seeks total return; the Small Company Value Portfolio seeks long-term capital appreciation; the Small Company Growth Portfolio seeks capital growth; and the Post-Venture Capital Portfolio seeks long-term growth of capital.

  The net asset value of each portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. Each portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt that will in 60 days or less is valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

  When a portfolio writes or purchases a call or a put option, an amount equal to the premium received or paid by the portfolio is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the portfolio realizes a gain or loss equal to the amount of the premium received or paid. When the portfolio exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.

  The books and records of the portfolios are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The portfolios do not isolate that portion of

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The portfolios isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

  The portfolios may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks. In addition, focusing investments in a single country, such as Japan, involves increased risks.

  Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

  Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

  No provision is made for federal taxes as it is the Fund's intention to have each portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

  Pursuant to an exemptive order issued by the Securities and Exchange Commission, each portfolio, along with the other funds advised by Warburg Pincus Asset Management Inc., the portfolios' investment adviser (Warburg) (collectively the Warburg Funds), transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the portfolios' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

  The portfolios have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of their transfer agent expense. For the six months ended April 30, 1999, the portfolios received credits or reimbursements under this arrangement as follows:

PORTFOLIO                                                     AMOUNT
---------                                                     ------
Value                                                          1,901
Small Company Value                                               20
Small Company Growth                                           7,695
Post-Venture Capital                                              24

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

  Warburg, which is indirectly controlled by Warburg, Pincus & Co., serves as each portfolio's investment adviser. On February 15, 1999, Warburg, Pincus & Co. and Credit Suisse Group announced that they reached an agreement for Credit Suisse to acquire Warburg. Under the terms of the arrangement, no immediate changes are planned to investment portfolio managers and investment professionals. The Warburg Pincus funds' Board of Directors/Trustees and shareholders have approved the "assignment" of each fund's current investment advisory agreement with Warburg. The transaction is expected to be completed in mid-1999. For its investment advisory services, Warburg is entitled to receive the following fees computed daily and payable monthly based on each portfolio's average daily net assets:


FUND                                              ANNUAL RATE
----                                       ------------------------
Value                                   .75% of average daily net assets
Small Company Value                     .90% of average daily  net assets
Small Company Growth                    .90% of average daily  net assets
Post-Venture Capital                   1.10% of average daily  net assets

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

  For the six months ended April 30, 1999, investment advisory fees, voluntary waivers and reimbursements were as follows:

                                        GROSS                   NET
                                      ADVISORY                ADVISORY       EXPENSE
FUND                                     FEE       WAIVER        FEE      REIMBURSEMENTS
----                                 -----------  ---------  -----------  -------------
Value                                 $ 214,330   $ (85,836)  $ 128,494     $       0
Small Company Value                       6,180      (6,180)          0       (39,456)
Small Company Growth                  1,001,312    (199,938)    801,374             0
Post-Venture Capital                      6,867      (6,867)          0       (16,759)

  Counsellors Funds Service, Inc. (CFSI), a wholly-owned subsidiary of Warburg, and PFPC Inc. (PFPC), an indirect, wholly-owned subsidiary of PNC Bank Corp.
(PNC), serve as each portfolio's co-administrators. For administrative services, CFSI receives a fee calculated at an annual rate of .10% of each portfolios' average daily net assets.

  For the six months ended April 30, 1999, administrative services fees earned by CFSI were as follows:


PORTFOLIO                                       CO-ADMINISTRATION FEE
---------                                       ---------------------
Value                                                  $  28,578
Small Company Value                                          687
Small Company Growth                                     111,257
Post-Venture Capital                                         624

  For administrative services, PFPC currently receives a fee calculated at an annual rate of .10% on each portfolio's first $500 million in average daily net assets, .075% on the next $1 billion in average daily net assets and .05% of average daily net assets in excess of $1.5 billion.

  For the six months ended April 30, 1999, administrative service fees earned and voluntarily waived by PFPC (including out-of-pocket expenses) were as follows:

                                                                               NET
                                        CO-ADMINISTRATION               CO-ADMINISTRATION
PORTFOLIO                                      FEE          WAIVER             FEE
---------                               -----------------  ---------    -----------------
Value                                      $  30,841       $ (13,127)    $  17,714
Small Company Value                            1,783            (686)        1,097
Small Company Growth                         113,301               0       113,301
Post-Venture Capital                           1,041            (625)          416

  Counsellors Securities Inc. (CSI), also a wholly-owned subsidiary of Warburg, serves as distributor of each portfolio's shares without compensation.

  The portfolios, together with certain other Warburg funds, have established committed and uncommitted lines of credit facilities with PNC for temporary or emergency purposes primarily relating to unanticipated fund share

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

3. LINE OF CREDIT -- (CONT'D)

redemptions. Under the terms of the committed line of credit, the Warburg funds with access to the facility pay a commitment fee at a rate of .07% per annum on the average daily balance of the line of credit, which is undisbursed and uncanceled during the preceding quarter. In addition, the Warburg funds will pay interest on borrowings at the bank's base rate plus .45%. Under the terms of the uncommitted lines of credit, the Warburg funds will pay interest on borrowings at the bank's base rate plus .55%. Aggregate borrowings for each fund under the committed and uncommitted lines of credit with PNC may not exceed the lowest of (a) thirty-three and one-third percent (33 1/3%) of the assets of such fund, for any fund that does not invest at least sixty-five percent (65%) of its assets in international equity or fixed income securities (an International
Fund) and twenty-five percent (25%) of the assets of any fund that is an International Fund or (b) the maximum amount permitted by such fund's investment policies and restrictions. At April 30, 1999 and during the six months ended April 30, 1999, the following portfolio had borrowings under the line of credit agreement:

                                AVERAGE
                                 DAILY                      MAXIMUM DAILY      LOAN
                                 LOAN          AVERAGE          LOAN        OUTSTANDING
PORTFOLIO                       BALANCE    INTEREST RATE %   OUTSTANDING    AT 04/30/99
----------                    -----------  ---------------  -------------  -------------
Small Company Value            $   3,187           5.35%      $ 121,000      $       0

4. INVESTMENTS IN SECURITIES

  For the six months ended April 30, 1999, purchases and sales of investment securities (excluding short-term investments) were as follows:

PORTFOLIO                                    PURCHASES          SALES
---------                                    ----------       ----------
Value                                        $19,978,801      $45,960,877
Small Company Value                            1,307,461        2,121,542
Small Company Growth                         122,590,743      123,205,127
Post-Venture Capital                             748,913          966,185

  At April 30, 1999, the net unrealized appreciation from investments for those securities having an excess of value over cost and net depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                                                                                   NET
                                                                                UNREALIZED
                                               UNREALIZED     UNREALIZED       APPRECIATION
PORTFOLIO                                     APPRECIATION   DEPRECIATION     (DEPRECIATION)
---------                                     ------------   ------------    ---------------
Value                                         $7,417,122     $(1,087,147)      $6,329,975
Small Company Value                              103,807         (91,603)          12,204
Small Company Growth                          49,878,431     (15,568,276)      34,310,155
Post-Venture Capital                             271,822         (56,694)         215,128

5. RESTRICTED SECURITIES

  Certain Small Company Growth portfolio's investments are restricted as to resale and are valued as determined by or under the direction of the Board in

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

5. RESTRICTED SECURITIES -- (CONT'D)

good faith, at fair value. The table below shows the number of shares held, the acquisition dates, aggregate cost, fair value as of April 30, 1999, share value of the securities and percent of net assets which the securities represent.

                                                                                                   PERCENTAGE
                                SECURITY         SECURITY   ACQUISITION                 MARKET       OF NET
        PORTFOLIO             DESCRIPTION          TYPE       DATE(S)         COST       VALUE       ASSETS
        ---------             -----------        --------   -----------       ----       -----     ----------
Institutional -- Small
 Company
  Growth Portfolio
                           Prescient Systems,
                            Inc.                 Common       02/23/98     $2,000,000   $1,999,999     0.87%
                           Network Event
                            Theater, Inc.        Common       06/24/97      1,000,000    3,730,155     1.63%
                                                              07/01/98         41,250      146,875     0.06%
                                                              07/06/98         82,500      293,750     0.13%
                           Women.com Networks    Common       06/04/98      1,500,000    1,500,000     0.66%
                           Southern Mineral
                            Corp.                Common       12/20/96        264,938       25,758     0.01%
                           Mansur Industries
                            8.25%, 02/23/03      Bond         02/23/99         85,903       85,903     0.04%
                                                              08/23/98         82,500       82,500     0.04%
                                                              02/23/98      2,000,000    2,000,000     0.87%
                                                                           ----------   ----------
                                                                           $7,057,091   $9,864,940
                                                                           ==========   ==========

6. CAPITAL SHARE TRANSACTIONS

  The fund is authorized to issue up to thirteen billion full and fractional shares of common stock of separate series having a $.001 par value per share. Shares of nine series have been classified, four of which constitute the interests in the portfolios.

  Transactions in shares of each portfolio were as follows:

                                                                  SMALL COMPANY VALUE
                                          VALUE PORTFOLIO              PORTFOLIO
                                      ------------------------  ------------------------
                                      FOR THE SIX               FOR THE SIX
                                        MONTHS                    MONTHS
                                         ENDED       FOR THE       ENDED       FOR THE
                                       APRIL 30,   YEAR ENDED    APRIL 30,   YEAR ENDED
                                         1999      OCTOBER 31,     1999      OCTOBER 31,
                                      (UNAUDITED)     1998      (UNAUDITED)     1998
                                      -----------  -----------  -----------  -----------
Shares sold                              471,534    5,143,230       51,790    1,249,442
Shares issued to shareholders on
 reinvestment of dividends                57,158       18,726        1,948            0
Shares redeemed                       (2,561,518)  (1,515,002)    (173,448)  (1,026,096)
                                       ---------    ---------    ---------    ---------
Net increase (decrease) in shares
 outstanding                          (2,032,826)   3,646,954     (119,710)     223,346
                                       =========    =========    =========    =========

                                        SMALL COMPANY GROWTH       POST-VENTURE CAPITAL
                                             PORTFOLIO                  PORTFOLIO
                                      ------------------------  --------------------------
                                      FOR THE SIX               FOR THE SIX
                                        MONTHS                    MONTHS
                                         ENDED       FOR THE       ENDED     FOR THE YEAR
                                       APRIL 30,   YEAR ENDED    APRIL 30,       ENDED
                                         1999      OCTOBER 31,     1999       OCTOBER 31,
                                      (UNAUDITED)     1998      (UNAUDITED)      1998
                                      -----------  -----------  -----------  -------------
Shares sold                            1,542,823    2,901,804            0       189,315
Shares issued to shareholders on
 reinvestment of dividends                     0            0           55             0
Shares redeemed                         (976,329)  (1,547,500)     (17,599)      (45,971)
                                       ---------    ---------    ---------     ---------
Net increase (decrease) from capital
 share transactions                      566,494    1,354,304      (17,544)      143,344
                                       =========    =========    =========     =========

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

7. LIABILITIES

  At April 30, 1999, each portfolio had the following affiliated and investment related liabilities:

                                                                        SMALL
                                                      SMALL COMPANY    COMPANY    POST-VENTURE
                                             VALUE        VALUE        GROWTH       CAPITAL
                                           PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO
                                           ---------  -------------  -----------  -----------
Payable for securities purchased
 (at value)                                $ 490,679    $  22,574     $2,869,008   $  17,459
Administration services fee payable            4,066           68         18,729         106
Investment advisory fee payable               18,977            0        134,150           0

8. NET ASSETS

  At April 30, 1999, capital contributions, undistributed net investment income, accumulated net realized gain/(loss) from security transactions and current period distributions have been adjusted for current period permanent book/tax differences. The Value Portfolio, the Small Company Growth Portfolio and the Post-Venture Capital Portfolio reclassified ($49), ($1,672) and $16 from accumulated net realized gain/(loss) from foreign currency related items to undistributed net investment income. The Small Company Value Portfolio, the Small Company Growth Portfolio and the Post-Venture Capital Portfolio reclassified ($627), ($682,542) and ($5,554), respectively, from accumulated net investment income (loss) to capital contributions.

  Net assets at April 30, 1999, consisted of the following:

                                                             SMALL             SMALL
                                                            COMPANY           COMPANY         POST-VENTURE
                                            VALUE            VALUE            GROWTH            CAPITAL
                                           PORTFOLIO       PORTFOLIO         PORTFOLIO         PORTFOLIO
                                          -----------      ----------       ------------       ----------
Capital contributed, net                  $31,471,036      $1,355,240       $201,329,233       $1,276,493
Undistributed net investment income           186,228               0                  0                0
Accumulated net realized gain (loss)
 from security transactions                 4,274,723        (573,859)        (6,827,913)        (231,545)
Net unrealized appreciation from
 investments and foreign currency
 related items                              6,466,671          48,908         34,352,786          222,778
                                          -----------      ----------       ------------       ----------
Net assets                                $42,398,658      $  830,289       $228,854,106       $1,267,726
                                          ===========      ==========       ============       ==========

9. CAPITAL LOSS CARRYOVER

  At April 30, 1999, capital loss carryovers available to offset possible future gains of each portfolio were as follows:


                                           CAPITAL LOSS CARRYOVER EXPIRING IN
                                          ------------------------------------   TOTAL CAPITAL
                                            2004         2005           2006    LOSS CARRYOVER
                                          ---------    ---------     ---------  --------------
Value Portfolio                           $       0    $       0    $2,079,786  $2,079,786
Small Company Value Portfolio                     0            0       370,443     370,443
Small Company Growth Portfolio              773,601    1,532,594     5,229,027   7,535,222
Post-Venture Capital Portfolio                    0            0        98,472      98,472

                         [WARBURG PINCUS FUNDS GRAPHIC]



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COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           WPINU-3-0499